AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 2nd Quarter 2011

For the periods ended June 30, 2011, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the YTD, 1-, 3-, 5-, and 10-year periods by 40, 81, 58, 46, and 55 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the YTD, 1-, 3-, and 10-year periods by 17, 35, 12, and 13 basis points, respectively, as shown below.

Performance for periods ended June 30, 2011
(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.20%	3.12%	4.71%	7.04%	6.98%	6.29%
HIT Total Net Rate of Return	2.08%	2.89%	4.25%	6.57%	6.53%	5.87%
Barclays Capital Aggregate Bond Index	2.29%	2.72%	3.90%	6.46%	6.52%	5.74%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT serves its investors well by generating higher income than the Barclays Aggregate without taking additional credit risk as a result of its specialization in government-insured and guaranteed multifamily mortgage-backed securities (MBS) and its focus on multifamily construction-related securities.  The HIT also provides diversification from many other fixed-income investments and equities since it does not invest in corporate bonds, which are more highly correlated with equities. Rather, it substitutes government insured and agency guaranteed multifamily MBS for corporate bonds and some Treasury and agency debt in the Barclays Aggregate.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were +16, 0, -27, and -11 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to approximately 76% for the Barclays Aggregate.

●
Tightening of some spreads relative to Treasuries for Ginnie Mae MBS in the HIT’s portfolio.  Spreads on construction/permanent loan certificates narrowed by approximately 10 bps, while spreads on permanent loan certificates widened by approximately 10 bps. Fannie Mae multifamily DUS spreads to Treasuries also increased by various amounts depending on structure. The “benchmark” 10/9.5 structure widened by 4 bps, and the longest duration structures widened more.

●
Weak performance by corporate bonds, which had “excess returns” over Treasuries of -32 bps, the second worst major sector in the index.  As of June 30, 2011, corporate bonds comprised 19.8% of the Barclays Aggregate, whereas the HIT is not permitted to invest in corporate bonds.

Negative contributions to the HIT’s performance included:

●	The portfolio’s structural overweight to spread-based assets as swap spreads widened across the yield curve. Spreads widened by approximately 5.8 bps on 2-year and 0.9 bps on 10-year maturities.

●	The portfolio’s slightly short duration relative to the Barclays Aggregate, as interest rates fell across the curve. Two-year, 5-year, and 10-year yields fell 36, 52, and 31 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                              2011 Q2 Highlights

●
The HIT’s underweight to agency single family fixed rate MBS as this sector was the best performing major sector in the Barclays Aggregate, with excess returns of 36 bps.  As of June 30, 2011, the HIT’s portfolio had a 26.0% allocation to agency single family fixed rate MBS compared to the Barclays Aggregate’s 33.3% allocation.

High credit quality fixed-income investments like the HIT offer significant opportunities for Taft-Hartley, public employee, and corporate pension plan investors in this highly uncertain market environment.  With its focus on relatively high income-generating multifamily MBS, the HIT is well-positioned versus the benchmark.  The HIT will continue to actively manage the portfolio and to identify and review projects that will provide positive contributions to performance going forward, and at the same time create union construction jobs, generate affordable housing, and promote economic stimulus.  The new projects the HIT is identifying and reviewing for investment should enhance its ability to perform well in the second half of 2011 and into 2012.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+2.39%	0	5.39
Agencies	+1.60%	+5	3.39
Single family agency MBS (RMBS)	+2.28%	+36	4.58
Corporates	+2.28%	-32	6.53
Commercial MBS (CMBS)	+1.63%	-54	3.55
Asset-backed securities (ABS)	+1.77%	+16	3.19
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/2011	6/30/2010	Change
3 Month	0.091%	0.010%	-0.0811%
6 Month	0.169%	0.097%	-0.0723%
1 Year	0.273%	0.183%	-0.0897%
2 Year	0.821%	0.458%	-0.3635%
3 Year	1.299%	0.796%	-0.5031%
5 Year	2.277%	1.761%	-0.5158%
7 Year	2.920%	2.496%	-0.4236%
10 Year	3.470%	3.160%	-0.3103%
30 Year	4.508%	4.371%	-0.1366%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                              2011 Q2 Highlights

Portfolio Data as of June 301, 2011

Net Assets	$3,976,257,183
Portfolio Effective Duration	4.907 years
Portfolio Average Coupon	4.22%
Portfolio Current Yield	4.44%
Portfolio Yield to Worst	3.52%
Convexity	-0.132
Maturity	8.337 years

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	65.54%
Agency Single-Family MBS	25.98%
U.S. Treasury	4.06%
AAA Private-Label CMBS	0.55%
Cash & Short-Term Securities	3.87%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	25.98%
CMBS – Agency Multifamily*	59.93%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	4.06%
State Housing Bonds	5.79%
Construction & Permanent Mortgages	0.37%
Cash & Short-Term Securities	3.87%
 * Includes multifamily MBS (47.40%), AAA Private-Label CMBS (0.55%)
   and multifamily Construction MBS (11.97%).

Geographical Distribution of Long-Term Portfolio:2

West	4.72%
Midwest	14.56%
South	2.50%
East	23.52%
National Mortgage Pools	54.71%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                              2011 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	3.87%	5-5.99 years	8.16%
0-0.99 years	8.96%	6-6.99 years	9.74%
1-1.99 years	7.96%	7-7.99 years	7.78%
2-2.99 years	21.85%	8-8.99 years	6.61%
3-3.99 years	14.16%	9-9.99 years	4.75%
4-4.99 years	3.93%	Over 10 years	2.23%

Maturity Distribution (based on average life):

0 – 1 year	9.12%
1 – 2.99 years	20.68%
3 – 4.99 years	27.94%
5 – 6.99 years	15.55%
7 – 9.99 years	19.41%
10 – 19.99 years	5.10%
Greater than 20 years	2.21%

Quality Distribution: 3,4

Government or Agency	93.02%
AAA	0.57%
AA	3.82%
A	2.60%

Bond Sector Distribution: 3,4

MBS	95.77%
Treasury	4.23%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.